CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Dec. 31, 2024
Aggregate liquidation preference	$ 329,001	$ 337,001	$ 337,001
Common stock, par or stated value per share	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	274,320,131	274,320,131	274,320,131
Common stock, shares, issued	22,188,335	13,941,901	13,921,755
Common stock, shares, outstanding	22,188,335	13,941,901	13,921,755